SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

Form 8-K

Current Report Pursuant to Section 13 or 15(d) of the Securities
Act of 1934

Date of Report (Date of earliest event reported) July 28, 2000
USBANCORP, Inc.
(exact name of registrant as specified in its charter)

Pennsylvania        0-12204        25-1424278
(State or other     (commission    (I.R.S. Employer
jurisdiction        File Number)   Identification No.)
of Incorporation)

Main and Franklin Streets, Johnstown, Pa.  15901
(address or principal executive offices)   (Zip Code)

Registrant's telephone number, including area code: 814-533-5300

N/A
(Former name or former address, if changed since last report.)





	Form 8-K

Item 5. Other Events.

USBANCORP, Inc. (the "Registrant") announced that at their July 28, 2000, meeting, the Board of Directors approved the following reorganization of the USBANCORP Board Committees:

CHAIRMAN APPOINTED COMMITTEES

Executive Committee(F1)

Mark E. Pasquerilla, Chairman
Margaret A. O'Malley, Vice-Chair
Edward J. Cernic, Sr.
James C. Dewar
Orlando B. Hanselman
Kim W. Kunkle
Thomas C. Slater

(F1) - Comprised of the seven largest shareholders on the Board.

Management Compensation Committee

Margaret A. O'Malley, Chair
Mark E. Pasquerilla, Vice Chair
J. Michael Adams, Jr.
Edward J. Cernic, Sr.
Daniel R. Devos
James C. Dewar
Howard M. Picking, III
Thomas C. Slater

CHAIRMAN RECOMMENDED COMMITTEES

Nominating Committee

Margaret A. O'Malley, Chair
Edward J. Cernic, Sr., Vice-Chair
J. Michael Adams, Jr.
Daniel R. Devos
Orlando B. Hanselman
Kim W. Kunkle
Mark E. Pasquerilla
Sara A. Sargent
Thomas C. Slater

Audit Committee

James C. Dewar, Chairman
Margaret A. O'Malley, Vice-Chair
J. Michael Adams, Jr.
Daniel R. Devos
Bruce E. Duke, III
Rev. Christian R. Oravec
Howard M. Picking, III
Sara A. Sargent


Investment/ALCO

Thomas C. Slater, Chairman
Kim W. Kunkle, Vice-Chair
James C. Dewar
Orlando B. Hanselman
Rev. Christian R. Oravec
Mark E. Pasquerilla
Howard M. Picking, III
Ray M. Fisher, Vice President & CIO
Jeffrey A. Stopko, Senior Vice President & CFO


Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


USBANCORP, Inc.

By /s/Jeffrey A. Stopko
Jeffrey A. Stopko
Senior Vice President
& CFO

Date: July 28, 2000